SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report July 17, 2002
                                         -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


   1-3950                                                38-0549190
   -------                                               ----------
(Commission File Number)                       (IRS Employer Identification No.)


One American Road, Dearborn,  Michigan                      48126
--------------------------------------                      -----
(Address of principal executive offices)                  (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

         Our news release dated July 17, 2002 concerning second quarter 2002 financial results, our supplemental second quarter 2002 financial information and second quarter 2002 financial statements, filed as Exhibits 20, 99.1 through
99.4 and 99.5, respectively, to this report, are incorporated by reference herein.

         In addition, our North American and Overseas Production schedule dated July 17, 2002, filed as Exhibit 99.6 to this report, is incorporated by reference herein.

         To view slides summarizing our second quarter 2002 financial results, investors can visit the following web site: http://media.ford.com. Also, investors can access replays of a conference call with news media and security analysts to review our second quarter results that was hosted by Allan Gilmour, Ford's Vice Chairman and Chief Financial Officer, which took place in the morning on July 17, 2002, by visiting one of the following web sites: www.shareholder.ford.com, www.streetevents.com (subscribers only) or http://www.companyboardroom.com.

         Our news release, filed as Exhibit 20 hereto, states on page 3 that our market share in Brazil increased by 1.9 percentage points in the second quarter of 2002 compared with last year's second quarter. The increase actually was 1.4 percentage points when calculated on a basis that includes sales of Jaguar, Land Rover and Volvo vehicles, as well as Ford-brand vehicles, in both the 2001 and 2002 second quarter periods.

         Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; a significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth or other factors; lower-than-anticipated market acceptance of new or existing products; currency or commodity price fluctuations; economic difficulties in South America or Asia; reduced availability higher prices for fuel; a market shift from truck sales in the U.S.; lower-than-anticipated residual values for leased vehicles; a credit rating downgrade; labor or other constraints on our ability to restructure our business; increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; work stoppages at key Ford or supplier facilities or other interruptions of supplies; the discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, increased warranty costs or litigation; insufficient credit loss reserves; and our inability to implement our Revitalization Plan.


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                                      -3-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation             Description                     Method of Filing
-----------             -----------                     ----------------

Exhibit 20              News Release dated
                        July 17, 2002                   Filed with this Report

Exhibit 99.1            Selected Consolidated Detail    Filed with this Report

Exhibit 99.2            Vehicle Unit Sales Detail       Filed with this Report

Exhibit 99.3            Automotive Geographic and       Filed with this Report
                        Cost of Sales Detail

Exhibit 99.4            Second Quarter 2002 Data        Filed with this Report
                        Sheet

Exhibit 99.5            Second Quarter 2002
                        Financial Statements            Filed with this Report

Exhibit 99.6            North American and              Filed with this Report
                        Overseas Production
                        schedule dated July 17, 2002



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                          FORD MOTOR COMPANY
                                          -----------------------------------
                                          (Registrant)


Date:  July 17, 2002                      By:/s/Kathryn S. Lamping
                                             --------------------------------
                                             Kathryn S. Lamping
                                             Assistant Secretary




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                                      -4-


                                  EXHIBIT INDEX
                                  -------------

Designation             Description
-----------             -----------

Exhibit 20              News Release dated
                        July 17, 2002

Exhibit 99.1            Selected Consolidated Detail

Exhibit 99.2            Vehicle Unit Sales Detail

Exhibit 99.3            Automotive Geographic and
                        Cost of Sales Detail

Exhibit 99.4            Second Quarter 2002 Data
                        Sheet

Exhibit 99.5            Second Quarter 2002
                        Financial Statements

Exhibit 99.6            North American and
                        Overseas Production
                        schedule dated July 17, 2002